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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                       SB Convertible Fund (the "Fund")

  Supplement dated May 16, 2003 to the Prospectus and Statement of Additional
                      Information dated November 28, 2002

   The following information revises, supercedes and supplements, as applicable, the information in the Prospectus and Statement of Additional Information.

Name Changes

   Effective May 16, 2003, the Fund will be renamed SB Convertible Fund and Classes A, B, L, O and Y will be redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y respectively. The Fund's investment objective will not be affected as a result of this change.

Benchmark Change

   The Fund has changed its benchmark from the S&P 500 Index and the SSB Broad Investment Grade Bond Index to the Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index (Convertible 100 Index) effective May 14, 2003. Management views the Convertible 100 Index as a more appropriate index reflecting the composition of the Fund's portfolio of securities then the Fund's current benchmarks. The Convertible 100 Index is an equally weighted index of 100 leading convertible securities designed to represent the broad U.S. convertible market.

   The following information supplements page six of the Fund's Prospectus disclosure under the section titled Performance Information

   The Average Annual Returns for the one year, five year and since inception periods for the calendar year ended December 31, 2002 for the Convertible 100 Index were: -9.28%, 2.08% and 7.90%, respectively.

FD 02770